DISCLOSURE SCHEDULE TO CREDIT AGREEMENT

ITEM 6.3:  Government Approval, Regulation, etc.

None

ITEM 6.7:  Litigation, Labor Controversies, etc.

See ITEM 6.12.

ADAM LORENC V. UNIDYNE CORPORATION AND THE TITAN CORPORATION

Nature of Suit:                          Employment Termination

Amount of Claim:                      Contract damages at the rate of $22.15 per hour for each forty hour work week from July 21, 1997, until trial, unspecified future damages, attorney fees, costs and interest and unspecified consequential and punitive damages.

Status:                                      Case decided in favor of Titan at trial. Lorenc appealed and trial verdict sustained. Lorenc has filed a petition for review by the State Supreme Court of California and the petition was denied.

CITY OF LUBBOCK V. CAYENTA CORPORATION D/B/A SFG TECHNOLOGIES U.S.A. INCORPORATED

Nature of Suit:                          Action for Breach of Contract

Amount of Claim:                      Damages and costs to be proven at trial, but no less than $416,712.00

Status:                                      Discovery is in process.

DESAI V. TITAN SYSTEMS AND THE TITAN CORPORATION

Nature of Suit:                          Arbitration action for Breach of Contract, Violation of the California Business and Professions Code Sec. 17200 et seq., Violation of Mass. General Laws Ch 93A, Declaratory Relief and Breach of Guarantee.

Amount of Claim:                      Return of the $2 million “Holdback” and unspecified damages totaling approximately $5,266,851. Titan has made counterclaims against plaintiff for sums in excess of the holdback amounts.

Status:                                      The Arbitration Demand has been filed in San Diego and the company is preparing its response. Discovery is underway.

MM SERVICES INC., AND SAM DESAI V. SYSTEM RESOURCES CORPORATION

Nature of Suit:                          Breach of Contract, Breach of Covenant of Good Faith and Fair Dealing, Violation of M.G.L.  c. 93A (alleging fraud).

Amount of Claim:                      Unspecified Damages to be doubled or trebled in accordance with Mass. General Law.

Status:                                      The Complaint has been filed in Massachusetts State Court.  The Company is preparing its response. Upon motion by the Company, the case has been stayed pending resolution of the arbitration case.

ATACS CORP. V TRANS WORLD COMMUNICATIONS, INC.

Nature of Suit:                          Action for Breach of Contract.

Amount of Claim:                      $4.1 million in restitution.

Status:                                      The District Court awarded $18,900 in damages.  The Plaintiff appealed and the Court of Appeals has sent the issue of damages back to the District Court for recalculation.

LEFCOURT ASSOCIATES, LTD. ET. AL., V. THE TITAN CORPORATION, ET. AL

Nature of Suit:                          Environmental action against a number of defendants, including Titan (as former owner of the property), for hazardous waste originating from adjacent property.  Claims include, among other things, private and public nuisance, negligence, trespass and statutory spill liability.

Amount of Claim:                      Unspecified damages.

Status:                                      Titan has filed responsive pleadings, including cross-claims and counterclaims.  The parties are set to go to mediation on June 11, 2002 with the possibility of dismissal without prejudice.

COLORADO SPRINGS SCHOOL DISTRICT 11 V. BTG

Nature of Suit:                          Action for Breach of Contract filed in Colorado State Court against BTG, Knowledge Workers, Inc. and Travelers Insurance (as surety on KWI’s performance bond).

Amount of Claim:                      Unspecified damages.

Status:                                      The parties have reached settlement of all claims, subject to finalization of the settlement agreement.

CAYENTA CANADA, INC. V. ORANGE COUNTY, FLORIDA

Nature of Suit:                          Breach of Contract and Violation of Fourteenth Amendment’s guarantees of due process.

Amount of Claim:                      In excess of $75,000

Status:                                      Discovery is in process.

TITAN WIRELESS V. ROBINSON SATELLITE COMMUNICATIONS, ROBINSON LABORATORIES AND HERLEY INDUSTRIES

Nature of Suit:                          Breach of Contract and Breach of Warranty

Amount of Claim:                      Unspecified damages.

Status:                                      The Complaint has been filed and served.

SUSAN PASSON V. THE TITAN CORPORATION, SENCOM CORP AND LARRY BYRD

Nature of Suit:                          Sexual Harassment

Amount of Claim:                      Unspecified damages.

Status:                                      The Complaint has been filed and served on the Company.

ITEM 6.8:  Subsidiaries

Entity	Jurisdiction of Incorporation	Foreign Qualifications
ACS Technologies, Inc.	Virginia
Afripa Holdings PTY Ltd.	South Africa
Afripa Telecom Benin, S.A.R.L.	Benin
Afripa Telecom Burkina Faso	Burkina
Afripa Telecom Cameroon	Cameroon
Afripa Telecom Centrafrique	Central Africa Republic
Afripa Telecom Congo	Congo
Afripa Telecom Cote d'Ivoire, S.A.	Cote d'Ivoire
Afripa Telecom France, S.A.	France
Afripa Telecom Ghana, Ltd.	Ghana
Afripa Telecom Guinea	Guinea
Afripa Telecom Mali, S.A.R.L.	Mali
Afripa Telecom Niger	Niger
Afripa Telecom Senegal	Senegal
Afripa Telecom South Africa	South Africa
Assist Cornerstone Technologies, Inc.	Utah	California Colorado Florida Georgia Idaho Illinois Massachusetts Michigan Maryland Ohio Pennsylvania Texas Washington
Atlantic Aerospace Electronics Corporation	Delaware	Maryland Massachusetts
Australes Com	Reunion Island
AverCom Corporation	Delaware
BTG Systems Engineering, Inc.	Virginia
BTG Technology Resources, Inc.	Florida
BTG Technology Systems, Inc.	Virginia	California Colorado Florida Maryland
BTG, Inc.	Virginia

California (as Bersoff Technology Group, Inc.)

Colorado

Washington, D.C.

Florida

Georgia (as BTG, Inc. Virginia)

Illinois

Indiana

Kansas

Kentucky

Massachusetts

Maryland

Missouri

Mississippi

North Carolina

New Jersey

New Mexico

New York (as BTG of Virginia, Inc.)

Ohio

Oklahoma

South Carolina

Texas

Washington

C&N Enterprises, Inc.	Virginia
California Tube Laboratory, Inc.	California
Cayenta Canada, Inc.	British Columbia, Canada	Alberta, Canada Manitoba, Canada Ontario, Canada California Colorado Texas North Carolina
Cayenta eUtility Solutions – eMunicipal Solutions, Inc.	Nevada	Alaska Arizona California Colorado Florida Georgia Illinois Kansas Maryland Massachusetts Michigan Minnesota Mississippi Nebraska New Mexico Texas Utah Wisconsin
Cayenta Operating Company	Delaware	California Colorado Washington, D.C. Florida Texas Virginia
Cayenta, Inc.	Delaware	California Colorado Washington, D.C. Florida Texas Virginia
Centrafrique Telecom Plus	Central Africa Republic
Concept Automation, Inc. of America	Virginia	California Colorado Florida Maryland
Congo Mobile	Congo
Datron Advanced Technologies Inc.	California
Datron Resources Inc.	California
Datron Systems Incorporated	Delaware	California
Datron World Communications, Inc.	California
Datron/Trans World Communications International Ltd.	U.S. Virgin Islands
DBA Systems, Inc.	Florida	California Delaware
Delfin Systems	California
Delta Research Corporation	Virginia
GlobalNet International, Inc.	Delaware
GlobalNet, Inc.	Nevada
Horizons Services Company, Inc.	Delaware	Arizona California Florida Massachusetts Oklahoma
Horizons Technology International Ltd.	Barbados
Intermetrics International, Inc.	Massachusetts
Intermetrics Securities, Inc.	Massachusetts
International Systems, LLC	California
Ivoire Telecom SA	Luxembourg
J.B. Systems, Inc. d/b/a Mainsaver Corporation	California	Delaware Illinois Michigan New Jersey Texas Washington
Jaycor, Inc.	California
LinCom Corporation	California	Colorado Massachusetts Texas Virginia
LinCom Wireless, Inc.	Delaware	California
Linkabit Wireless Limited	Cayman Islands
Linkabit Wireless, Inc.	Delaware	California Florida Massachusetts Texas
MERGECO, Inc.	Delaware
MicroLithics Corporation	Colorado	California
Midnight Oil Services, Inc.	California
MJR Associates, Inc.	Delaware	California Colorado
Nations, Inc.	New Jersey
Procom Services, Inc.	California
Program Support Associates Inc.	Virginia	California
Pulse Engineering, Inc.	Maryland	California Washington, D.C. Pennsylvania Virginia W. Virginia
Pulse Sciences, Inc.	California
Research Planning, Inc.	Delaware	California Washington, D.C. Florida Maryland North Carolina Texas Virginia W. Virginia
RW Consultants, Inc.	California
SB Operating Co., Inc.	Delaware
Sencom Corp.	Massachusetts	Alabama California Colorado Florida Georgia Maryland Ohio Oklahoma Texas Virginia
SFG Technologies, Inc.	New Zealand
STAC, Inc.	Virginia	Maryland
SureBeam Corporation	Delaware
SureBeam Holding Company Limitada	Brazil
Titan Africa Togo	Togo
Titan Africa, GSM Benin, S.A.	Benin
Titan Africa, Inc.	Delaware
Titan Africa, S.A.	Benin
Titan Food Pasteurization Corp.	Delaware
Titan Medical Sterilization Corp.	Delaware
Titan Scan Technologies Corporation	Delaware	California
Titan SureBeam Brazil, Inc.	Delaware
Titan Systems Corporation	Delaware	All 49 States, either qualified or in process of qualifying
Titan Systems Solutions UK Limited	United Kingdom
Titan Vigil, Inc.	Delaware
Titan Wireless Afripa Holdings, Inc.	Delaware
Titan Wireless de Argentina	Argentina
Titan Wireless, Inc.	Delaware	California
Tomotherapeutics, Inc.	Delaware	New Mexico
TTN Communications S.A.	Guatemala
Unidyne Corporation	Delaware	California Connecticut Maryland North Carolina Rhode Island Virginia
Univision Technologies, Inc.	Massachusetts
VisiCom Laboratories, Inc.	Delaware	Arizona California (as VisiCom) Colorado Florida Massachusetts Virginia

ITEM 6.11:  Pension and Welfare Plans

The Profit Sharing/401(k) plan previously maintained by Systems Resources Corporation (which was subsequently merged into Titan Systems Corporation) erroneously allowed some individuals who otherwise did not meet the eligibility requirements to participate in the plan and also erroneously did not allow certain individuals who met the requirements to participate.  This problem was corrected on November 9, 2001 and May 6, 2002 by making contributions to the plan on behalf of the excluded employees and implementing administrative changes to ensure this problem was not repeated.  An application has been (or will soon be) filed with the IRS under the Voluntary Correction of Operational Failures Standardized (“VCS”) program requesting IRS approval of these corrections.

ITEM 6.12:  Environmental Warranties

Electronic Memories & Magnetic Corp., a predecessor in interest to Borrower has been identified as a potential responsible party for contamination at the Operating Industries, Inc. site in Monterey Park, CA. due to shipments of wastes from Electronic Memories & Magnetic Corp between 7/25/73 and 8/12/82.  The manifest describes the shipments as mud and water.  Borrower was offered a de minimis settlement.

The owner of the property formerly leased by Systems Resources Corporation ("SRC") (which was subsequently merged into Titan Systems Corporation) in Burlington, MA has received notification the property is within an area, encompassing a substantial portion of Burlington, that has experienced groundwater contamination due to activities of two former manufacturing facilities located in Burlington.  Neither of these facilities was located on the property previously leased by SRC, and there is no relation between SRC or the property's owner and the sources of contamination.  The contamination existed before SRC occupied the premises.  Titan Systems Corporation no longer leases the property and is not on the premises.

In 1997, DBA Systems, Inc. recorded a $3 million charge in recognition of certain environmental matters at its Kissimmee, Florida facility, including, but not limited to, soil contamination and potential asbestos and lead-based paint contamination.  The charge represents an initial estimate which could change as further environmental studies are performed.

In December 2001 Lefcourt Associates, Ltd. et. al. filed a declaratory judgment action in Superior Court in Middlesex County, New Jersey against The Titan Corporation and a number of other defendants pertaining to property in Keasby, New Jersey, which is currently owned by Lefcourt.   Lefcourt believes the site is being contaminated by adjacent properties and is seeking indemnification from Titan, as a former owner of the property, and from owners of the adjacent properties. Titan sold the property in 1986 after it completed an environmental clean-up.  There has been no determination made as to whether the property is currently contaminated so this case may be dismissed without prejudice pending such determination.

ITEM 8.2:  Existing Indebtedness

The Borrower’s Indebtedness under the Preferred Securities Guarantee Agreement, dated as of February 9, 2000, between the Borrower and Wilmington Trust Company, as guarantee trustee.  Pursuant to the Preferred Securities Guarantee Agreement the Borrower has guaranteed, subject to the terms and conditions set forth therein, payment obligations of Titan Capital Trust under the HIGH TIDES.  The potential aggregate amount that may be payable by the Borrower is the full amount payable by Titan Capital Trust under the HIGH TIDES.

The Borrower’s Indebtedness under the Common Securities Guarantee Agreement, dated as of February 9, 2000, delivered by the Borrower for the benefit of the holders of the common securities of Titan Capital Trust

The Indebtedness relating to the Liens listed in Item 8.3 below.

The capital lease obligations incurred by the lessees listed below in favor of the lessors listed below:

LESSEE	LESSOR	BALANCE as of 3/31/02

GlobalNet, Inc.	Cisco	6,721,000
GlobalNet, Inc.	GE Capital	4,630,000
GlobalNet, Inc.	Ameritec	20,000
GlobalNet, Inc.	ABB Finance	31,000
GlobalNet, Inc.	Compaq	27,000
Titan Scan Technologies	Bank One Leasing Corp	979,000
Titan Systems Corp	CIT Leasing	41,000
Titan Systems Corp	Other	134,000
Avercom	NEC	105,000
Avercom	Advanta	11,000
Avercom	JLA Credit Corp	8,000
Avercom	Santa Barbara Bank and Trust	12,000
Avercom	Marlin Leasing	4,000
Avercom	GE Capital	30,000
Cayenta	Wells Fargo	17,000
Cayenta	New Court Financial	20,000
Cayenta	Union Safe Deposit Bank	31,000
Cayenta	Fisher Anderson	15,000
Cayenta	American Business Leasing	6,000
Cayenta	DeLage Landen	53,000
Cayenta	Pitney Bowes	10,000
Cayenta - Canada	Pemberton Leasing	15,000
Cayenta - Canada	Credit Wave Leasing	149,000
Cayenta - Canada	Sun Leasing	64,000
Cayenta - Canada	Affordable Leasing	18,000

The Indebtedness incurred by the following entities in favor of the creditors listed below:

Debtor	Creditor	Outstanding Balance (as of 3/31/02)
Datron Systems Incorporated	Jackson National Life Insurance Company	$2,984,000
BTG, Inc.	RPI Seller Notes (3)	$2,438,000
Sakon, LLC	Other	$139,000
Titan Systems Corporation	SBA & Suntrust Bank	$1,085,000

ITEM 8.3:  Existing Liens   - Each of the following liens relates to specific equipment, fixtures or tax liens in the amounts indicated and NOT blanket liens.

The Titan Corporation

Pledge in favor of US Bank National Association of approximately $1.1 million as cash collateral for outstanding letters of credit.

Lien granted by The Titan Corporation dba Titan Scan Systems in favor of Capital Associates International, Inc. (as assigned to Charter Financial, Inc.), pursuant to the Loan Agreement dated as of December 29, 1995 between The Titan Corporation and Capital Associates International, Inc., and evidenced by the UCC-1 financing statement No. 9600960088, filed with the California Secretary of State on January 5, 1996 and continued on January 6, 2000.

Lien granted by The Titan Corporation in favor of AT&T Credit Corporation, evidenced by the UCC-1 Financing Statement No. 9733560509, filed with the California Secretary of State on November 26, 1997.

Lien granted by The Titan Corporation in favor of Mellon First United Leasing, evidenced by the UCC-1 Financing Statement No. 9829960108, filed with the California Secretary of State on October 19, 1998.

Lien granted by The Titan Corporation in favor of Fleet Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 9932060389, filed with the California Secretary of State on November 8, 1999.

Lien granted by The Titan Corporation in favor of Fleet Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 9932860185, filed with the California Secretary of State on November 15, 1999.

Lien granted by The Titan Corporation in favor of Fleet Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 9935860175, filed with the California Secretary of State on December 13, 1999.

Lien granted by The Titan Corporation in favor of Newcourt Communications Finance Corporation, evidenced by the UCC-1 Financing Statement No. 0003860043, filed with the California Secretary of State on February 3, 2000.

Lien granted by The Titan Corporation in favor of Ervin Leasing Company, evidenced by the UCC-1 Financing Statement No. 0013360455, filed with the California Secretary of State on May 8, 2000.

Lien granted by The Titan Corporation in favor of Fleet Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 0013960315, filed with the California Secretary of State on May 15, 2000.

Lien granted by The Titan Corporation in favor of Charter Financial, Inc., evidenced by the UCC-1 Financing Statement No. 0031860158, filed with the California Secretary of State on October 31, 2000.

Lien granted by The Titan Corporation in favor of Leaselinc, Inc., evidenced by the UCC-1 Financing Statement No. 0136560316, filed with the California Secretary of State on December 27, 2001.

Lien granted by The Titan Corporation in favor of Fleet Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 96-010243, filed in San Diego County on January 9, 1996, continued on September 14, 2000.

Lien granted by The Titan Corporation in favor of Crown Credit Company, evidenced by the UCC-1 Financing Statement No. 20330443, filed with the Delaware Secretary of State on January 14, 2002.

Lien granted by The Titan Corporation in favor of Crown Credit Company, evidenced by the UCC-1 Financing Statement No. 20679187, filed with the Delaware Secretary of State on February 25, 2002.

Lien granted by The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.) in favor of American Business Credit Corporation, evidenced by the UCC-1 Financing Statement No. 9736460052, filed with the California Secretary of State on December 23, 1997.

Federal Tax Lien in the amount of $23,982.62 against The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.), evidenced by filing no. 9608160725 filed with the California Secretary of State on March 18, 1996.

State Tax Lien in the amount of $7,082.78 against The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.), evidenced by filing no. 9522660884 filed with the California Secretary of State on August 11, 1995.

Lien granted by The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.) in favor of Winthrop Resources Corporation, evidenced by the UCC-1 Financing Statement No. 9909017224, filed with the Virginia Secretary of State on September 1, 1999.

Lien granted by The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.) in favor of Fleet Business Credit Corporation, evidenced by the UCC-1 Financing Statement No. 0009217816, filed with the Virginia Secretary of State on September 21, 2000.

Lien granted by The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.) in favor of Heller Financial Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 0010267848, filed with the Virginia Secretary of State on October 26, 2000.

Federal Tax Lien in the amount of $13,460.45 against The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.), evidenced by filing no. 8912931458 filed with the Virginia Secretary of State on December 29, 1989.

Federal Tax Lien in the amount of $7,022.63 against The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.), evidenced by filing no. 9006930040 filed with the Virginia Secretary of State on June 18, 1990.

Lien granted by The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.) in favor of Fleet Business Credit Corporation, evidenced by the UCC-1 Financing Statement No. 00-10035, filed in Fairfax County, Virginia on September 21, 2000.

Lien granted by The Titan Corporation (as successor in interest to Advanced Communications Systems, Inc.) in favor of Heller Financial Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 00-11195, filed in Fairfax County, Virginia on October 20, 2000.

Lien granted by The Titan Corporation in favor of Agilent Technologies/Hewlett-Packard Company, evidenced by the UCC-1 Financing Statement No. 181049055, filed with the Maryland Secretary of State on June 9, 2000.

Lien granted by The Titan Corporation in favor of Mellon Leasing, evidenced by the UCC-1 Financing Statement No. 0105187016, filed with the Virginia Secretary of State on May 18, 2001.

Assist Cornerstone Technologies, Inc.

Lien granted by Assist Cornerstone Technologies, Inc. in favor of Newcourt Communications Finance Corporation, evidenced by the UCC-1 Financing Statement No. 00-680464, filed with the Utah Secretary of State on May 24, 2000.

Atlantic Aerospace Electronics Corporation

Lien granted by Atlantic Aerospace Electronics Corporation in favor of Tokai Financial Services, Inc. (as assigned to Amplicon, Inc.), evidenced by the UCC-1 Financing Statement No. 489/158, filed in Prince George’s County, Maryland on September 28, 1993.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of Northern Telecom Finance, evidenced by the UCC-1 Financing Statement No. 490/660, filed in Prince George’s County, Maryland on November 14, 1993.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of Northern Telecom Finance, evidenced by the UCC-1 Financing Statement No. 495/295 filed in Prince George’s County, Maryland on June 1, 1994.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 496/150, filed in Prince George’s County, Maryland on June 28, 1994.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 502/487, filed in Prince George’s County, Maryland on March 9, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 502/489, filed in Prince George’s County, Maryland on March 9, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 502/491, filed in Prince George’s County, Maryland on March 9, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 503/170, filed in Prince George’s County, Maryland on April 3, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 506/91, filed in Prince George’s County, Maryland on June 30, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 506/93, filed in Prince George’s County, Maryland on June 30, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of LB Credit Corporation, evidenced by the UCC-1 Financing Statement No. 121348255, filed with the Maryland Secretary of State on May 13, 1992.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of LB Credit Corporation (as assigned to Amplicon, Inc.), evidenced by the UCC-1 Financing Statement No. 121967583, filed with the Maryland Secretary of State on July 14, 1992.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of Tokai Financial Services, Inc. (as assigned to Amplicon, Inc.), evidenced by the UCC-1 Financing Statement No. 132308280, filed with the Maryland Secretary of State on August 18, 1993.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of Northern Telecom Finance, evidenced by the UCC-1 Financing Statement No. 133028441, filed with the Maryland Secretary of State on October 29, 1993.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 141327922, filed with the Maryland Secretary of State on May 12, 1994.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of Northern Telecom Finance, evidenced by the UCC-1 Financing Statement No. 141368282, filed with the Maryland Secretary of State on May 13, 1994

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 141817747, filed with the Maryland Secretary of State on June 30, 1994.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 150617115, filed with the Maryland Secretary of State on March 2, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 150617116, filed with the Maryland Secretary of State on March 2, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 150897387, filed with the Maryland Secretary of State on March 30, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 151727224, filed with the Maryland Secretary of State on June 21, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 151727228, filed with the Maryland Secretary of State on June 21, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Manifest Group, evidenced by the UCC-1 Financing Statement No. 153178464, filed with the Maryland Secretary of State on November 13, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 153387144, filed with the Maryland Secretary of State on December 4, 1995.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 162857251, filed with the Maryland Secretary of State on October 11, 1996.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 163587841, filed with the Maryland Secretary of State on December 23, 1996.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 170497677, filed with the Maryland Secretary of State on February 18, 1997.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 39100000008005, filed with the Maryland Secretary of State on May 20, 1998.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 181010862, filed with the Maryland Secretary of State on June 23, 1999.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of The Equipment Leasing Company, evidenced by the UCC-1 Financing Statement No. 181046813, filed with the Maryland Secretary of State on May 19, 2000.

Lien granted by Atlantic Aerospace Electronics Corporation in favor of Agilent Technologies/Hewlett-Packard Company, evidenced by the UCC-1 Financing Statement No. 181049055, filed with the Maryland Secretary of State on June 9, 2000.

BTG, Inc.

Lien granted by BTG, Inc. in favor of Danka Office Imaging Company, evidenced by the UCC-1 Financing Statement No. 9901160208, filed with the California Secretary of State on January 4, 1999.

Lien granted by BTG, Inc. in favor of Steelcase Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 96-12-16-7198, filed with the Virginia Secretary of State on December 16, 1996, continued on November 26, 2001.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to Marquette National Bank and Community First Financial, Inc.), evidenced by the UCC-1 Financing Statement No. 97-05-06-7163, filed with the Virginia Secretary of State on May 6, 1997.

Lien granted by BTG, Inc. in favor of Advanta Business Services, evidenced by the UCC-1 Financing Statement No. 97-05-14-7181, filed with the Virginia Secretary of State on May 14, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to Citizens Leasing Corp.), evidenced by the UCC-1 Financing Statement No. 97-05-21-7059, filed with the Virginia Secretary of State on May 21, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc., evidenced by the UCC-1 Financing Statement No. 97-05-21-7060, filed with the Virginia Secretary of State on May 21, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to Marquette National Bank), evidenced by the UCC-1 Financing Statement No. 97-06-18-7103, filed with the Virginia Secretary of State on June 18, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to Marquette National Bank), evidenced by the UCC-1 Financing Statement No. 97-06-18-7104, filed with the Virginia Secretary of State on June 18, 1997.

Lien granted by BTG, Inc. in favor of ABN AMRO Chicago Corporation Leasing and Financing Services (as assigned to Allstate Insurance Company), evidenced by the UCC-1 Financing Statement No. 97-07-16-7831, filed with the Virginia Secretary of State on July 16, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to National City Bank of Kentucky), evidenced by the UCC-1 Financing Statement No. 97-08-14-7173, filed with the Virginia Secretary of State on August 14, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corp., evidenced by the UCC-1 Financing Statement No. 97-10-14-7068, filed with the Virginia Secretary of State on October 14, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corp., evidenced by the UCC-1 Financing Statement No. 97-10-14-7075, filed with the Virginia Secretary of State on October 14, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corp., evidenced by the UCC-1 Financing Statement No. 97-11-03-7162, filed with the Virginia Secretary of State on November 3, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corp., evidenced by the UCC-1 Financing Statement No. 97-12-23-7131, filed with the Virginia Secretary of State on December 23, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corp., evidenced by the UCC-1 Financing Statement No. 97-12-23-7132, filed with the Virginia Secretary of State on December 23, 1997.

Lien granted by BTG, Inc. in favor of Bloomfield State Bank, evidenced by the UCC-1 Financing Statement No. 98-02-02-7283, filed with the Virginia Secretary of State on February 2, 1998.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corp., evidenced by the UCC-1 Financing Statement No. 98-03-16-7363, filed with the Virginia Secretary of State on March 16, 1998.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to Citizens Leasing Corp.), evidenced by the UCC-1 Financing Statement No. 98-04-23-7320, filed with the Virginia Secretary of State on April 13, 1998.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corp., evidenced by the UCC-1 Financing Statement No. 98-05-08-7230, filed with the Virginia Secretary of State on May 8, 1998.

Lien granted by BTG, Inc. in favor of Danka Office Imaging Company, evidenced by the UCC-1 Financing Statement No. 98-12-14-7097, filed with the Virginia Secretary of State on December 14, 1998.

Lien granted by BTG, Inc. in favor of Danka Office Imaging Company, evidenced by the UCC-1 Financing Statement No. 99-01-04-7136, filed with the Virginia Secretary of State on January 4, 1999.

Lien granted by BTG, Inc. in favor of Dell Financial Services, LP, evidenced by the UCC-1 Financing Statement No. 99-06-03-7079, filed with the Virginia Secretary of State on June 3, 1999.

Lien granted by BTG, Inc. in favor of Highland Community Bank, evidenced by the UCC-1 Financing Statement No. 99-09-17-7827, filed with the Virginia Secretary of State on September 17, 1999.

Lien granted by BTG, Inc. in favor of Bombardier Capital, Inc., evidenced by the UCC-1 Financing Statement No. 99-09-30-7023 filed with the Virginia Secretary of State on September 30, 1999.

Lien granted by BTG, Inc. in favor of Highland Community Bank, evidenced by the UCC-1 Financing Statement No. 99-12-28-7835, filed with the Virginia Secretary of State on December 28, 1999.

Lien granted by BTG, Inc. in favor of Cisco Systems Capital Corporation, evidenced by the UCC-1 Financing Statement No. 01-03-02-7049, filed with the Virginia Secretary of State on March 2, 2001.

Lien granted by BTG, Inc. in favor of Cisco Systems Capital Corporation, evidenced by the UCC-1 Financing Statement No. 01-03-02-7051, filed with the Virginia Secretary of State on March 2, 2001.

Lien granted by BTG, Inc. in favor of Imagelinks, Inc., evidenced by the UCC-1 Financing Statement No. 01-07-23-7047, filed with the Virginia Secretary of State on July 23, 2001.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to Marquette National Bank and Community First Financial, Inc.), evidenced by the UCC-1 Financing Statement No. 97-4941, , filed in Fairfax County, Virginia on May 13, 1997.

Lien granted by BTG, Inc. in favor of Advanta Business Services Corp., evidenced by the UCC-1 Financing Statement No. 97-5196, filed in Fairfax County, Virginia on May 19, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to Citizens Leasing Corporation), evidenced by the UCC-1 Financing Statement No. 97-5558, , filed in Fairfax County, Virginia on May 29, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc., evidenced by the UCC-1 Financing Statement No. 97-5561, filed in Fairfax County, Virginia on May 29, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc., evidenced by the UCC-1 Financing Statement No. 97-6364, filed in Fairfax County, Virginia on June 19, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to Marquette National Bank), evidenced by the UCC-1 Financing Statement No. 97-6365, filed in Fairfax County, Virginia on June 19, 1997.

Lien granted by BTG, Inc. in favor of ABN AMRO Chicago Corporation (as assigned to Allstate Insurance Company), evidenced by the UCC-1 Financing Statement No. 97-7374, filed in Fairfax County, Virginia on July 17, 1997.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to National City Bank Kentucky), evidenced by the UCC-1 Financing Statement No. 97-8368, filed in Fairfax County, Virginia on August 18, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 97-10392, filed in Fairfax County, Virginia on October 14, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 97-10456, filed in Fairfax County, Virginia on October 15, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 97-11075, filed in Fairfax County, Virginia on November 4, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 97-12848 filed December 30, 1997.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 97-12849, filed in Fairfax County, Virginia on December 30, 1997.

Lien granted by BTG, Inc. in favor of Bloomfield State Bank, evidenced by the UCC-1 Financing Statement No. 98-1090, filed in Fairfax County, Virginia on February 3, 1998.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 98-2450 filed March 18, 1998.

Lien granted by BTG, Inc. in favor of MLC Group, Inc. (as assigned to Citizens Leasing Corporation), evidenced by the UCC-1 Financing Statement No. 98-3665, filed in Fairfax County, Virginia on April 23, 1998.

Lien granted by BTG, Inc. in favor of Citizens Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 98-4402, filed in Fairfax County, Virginia on May 8, 1998.

Lien granted by BTG, Inc. in favor of Danka Office Imaging Company, evidenced by the UCC-1 Financing Statement No. 98-12616, filed in Fairfax County, Virginia on December 18, 1998.

Lien granted by BTG, Inc. in favor of Danka Office Imaging Company, evidenced by the UCC-1 Financing Statement No. 99-93, filed in Fairfax County, Virginia on January 5, 1999.

Lien granted by BTG, Inc. in favor of Dell Financial Services, L.P., evidenced by the UCC-1 Financing Statement No. 99-6060, filed in Fairfax County, Virginia on June 3, 1999.

Lien granted by BTG, Inc. in favor of Highland Community Bank, evidenced by the UCC-1 Financing Statement No. 99-10079, filed in Fairfax County, Virginia on September 17, 1999.

Lien granted by BTG, Inc. in favor of Highland Community Bank, evidenced by the UCC-1 Financing Statement No. 99-13950, filed in Fairfax County, Virginia on December 28, 1999.

Lien granted by BTG, Inc. in favor of Cisco Systems Capital Corporation, evidenced by the UCC-1 Financing Statement No. 01-2370, filed in Fairfax County, Virginia on March 5, 2001.

Lien granted by BTG, Inc. in favor of Cisco Systems Capital Corporation, evidenced by the UCC-1 Financing Statement No. 01-2371, filed in Fairfax County, Virginia on March 5, 2001.

BTG Technology Systems, Inc.

Lien granted by BTG Technology Systems, Inc. in favor of IBM Federal Government Systems, evidenced by the UCC-1 Financing Statement No. 98-03-09-7155, filed with the Virginia Secretary of State on March 9, 1998.

Lien granted by BTG Technology Systems, Inc. in favor of IBM Federal Government Systems, evidenced by the UCC-1 Financing Statement No. 98-06-04-7120, filed with the Virginia Secretary of State on June 4, 1998.

Lien granted by BTG Technology Systems, Inc. in favor of IBM Federal Government Systems, evidenced by the UCC-1 Financing Statement No. 98-2240, filed in Fairfax County, Virginia on, March 11, 1998.

Lien granted by BTG Technology Systems, Inc. in favor of IBM Corp., evidenced by the UCC-1 Financing Statement No. 98-5562, filed in Fairfax County, Virginia on June 18, 1998.

California Tube Laboratory, Inc.

Lien granted by California Tube Laboratory, Inc. in favor of Comstock Leasing, evidenced by the UCC-1 Financing Statement No. 9825960493, filed with the California Secretary of State on September 11, 1998.

Lien granted by California Tube Laboratory, Inc. in favor of Fleet Leasing, evidenced by the UCC-1 Financing Statement No. 9922160337, filed with the California Secretary of State on July 27, 1999.

Lien granted by California Tube Laboratory, Inc. in favor of Linc Comstock, evidenced by the UCC-1 Financing Statement No. 9925260221, filed with the California Secretary of State on August 26, 1999.

Lien granted by California Tube Laboratory, Inc. in favor of Popular Leasing USA, Inc., evidenced by the UCC-1 Financing Statement No. 9932660795, filed with the California Secretary of State on November 12, 1999.

Lien granted by California Tube Laboratory, Inc. in favor of Colonial Pacific Leasing, evidenced by the UCC-1 Financing Statement No. 200101060072, filed with the California Secretary of State on December 29, 2000.

Cayenta, Inc.

Lien granted by Cayenta, Inc. in favor of Newcourt Communications Finance Corporation, evidenced by the UCC-1 Financing Statement No. 200003860039, filed with the California Secretary of State on February 3, 2000.

Lien granted by Cayenta, Inc. in favor of Transamerica Business Capital Corporation, evidenced by the UCC-1 Financing Statement No. 20264717, filed with the Delaware Secretary of State on January 2, 2002.

Lien granted by Cayenta, Inc. in favor of Hewlett Packard Company Finance & Remarketing Division, evidenced by the UCC-1 Financing Statement No. 20605554, filed with the Delaware Secretary of State on February 14, 2002.

Concept Automation, Inc. of America

Lien granted by Concept Automation, Inc. of America in favor of Blue Ridge Investments, LLC, evidenced by the UCC-1 Financing Statement No. 98-1832, filed in Fairfax County, Virginia on February 27, 1998.

Datron Systems, Inc.

Lien granted by Datron Systems, Inc. in favor of Toyota Motor Credit Corp., evidenced by the UCC-1 Financing Statement No. 9928560639, filed with the California Secretary of State on October 4, 1999.

DBA Systems, Inc.

Lien granted by DBA Systems, Inc. in favor of Sun Microsystems Finance, evidenced by the UCC-1 Financing Statement No. 200015160738 filed with the California Secretary of State on May 25, 2000.

Lien granted by DBA Systems, Inc. in favor of IKON Office Solutions, evidenced by the UCC-1 Financing Statement No. 200000150236 filed with the Florida Secretary of State on June 29, 2000.

Delfin Systems

Lien granted by Delfin Systems in favor of Colonial Pacific Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 9735060822, filed with the California Secretary of State on December 9, 1997.

Lien granted by Delfin Systems in favor of Colonial Pacific Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 9803660255 filed with the California Secretary of State on January 30, 1998.

Lien granted by Delfin Systems in favor of Westamerica Bank c/o Belvedere Equipment Finance Corporation, evidenced by the UCC-1 Financing Statement No. 9822460620, filed with the California Secretary of State on August 10, 1998.

Lien granted by Delfin Systems in favor of with Colonial Pacific Leasing Corp., evidenced by the UCC-1 Financing Statement No. 98-2574, filed in Fairfax County, Virginia on March 23, 1998.

Lien granted by Delfin Systems in favor of Westamerica Bank, evidenced by the UCC-1 Financing Statement No. 98-7643, , filed in Fairfax County, Virginia on August 11, 1998.

Lien granted by Delfin Systems in favor of Minolta Business Systems, evidenced by the UCC-1 Financing Statement No. 99-2572, filed in Fairfax County, Virginia on March 12, 1999.

  Lien granted by Delfin Systems in favor of with Colonial Pacific Leasing Corp., evidenced by the UCC-1 Financing Statement No. 98-03-17-7102, filed with the Virginia Secretary of State on March 17, 1998.

Lien granted by Delfin Systems in favor of Minolta Business Systems, evidenced by the UCC-1 Financing Statement No. 99-03-10-7107, filed with the Virginia Secretary of State on March 10, 1999.

GlobalNet, Inc.

Lien granted by GlobalNet, Inc. in favor of Cisco Systems Capital Corporation, evidenced by the UCC-1 Financing Statement No. 2001001725-1 filed with the Nevada Secretary of State on August 2, 2001.

Lien granted by GlobalNet, Inc. in favor of General Electric Capital Corporation, evidenced by the UCC-1 Financing Statement No. on 033200016166, filed in Cobb County, Georgia on November 28, 2000.

Lien granted by GlobalNet, Inc. in favor of Cisco Systems Capital Corporation, evidenced by the UCC-1 Financing Statement No. 033200109623, filed in Cobb County, Georgia on August 2, 2001.

Lien granted by GlobalNet, Inc. in favor of Prinvest Financial Corporation, evidenced by the UCC-1 Financing Statement No. 9900169987, filed with the Texas Secretary of State on August 23, 1999.

Lien granted by GlobalNet, Inc. in favor of Citizens National Bank of Texas, evidenced by the UCC-1 Financing Statement No. 436086, filed with the Texas Secretary of State on February 22, 2000.

Lien granted by GlobalNet, Inc. in favor of Citizens National Bank of Texas, evidenced by the UCC-1 Financing Statement No. 621188, filed with the Texas Secretary of State on November 8, 2000.

Lien granted by GlobalNet, Inc. in favor of The CIT Group/Equipment Financing, Inc., evidenced by the UCC-1 Financing Statement No. 100035176, filed with the Texas Secretary of State on February 22, 2001.

Lien granted by GlobalNet, Inc. in favor of Sage Financial Corporation, evidenced by the UCC-1 Financing Statement No. 100050361, filed with the Texas Secretary of State on March 16, 2001.

Lien granted by GlobalNet, Inc. in favor of Cisco Systems Capital Corporation evidenced by the UCC-1 Financing Statement No. 100142732, filed with the Texas Secretary of State on August 2, 2001.

Lien granted by GlobalNet, Inc. in favor of Caterpillar Financial Services Corporation, evidenced by the UCC-1 Financing Statement No. 20002840591, filed with the Texas Secretary of State on September 11, 2001.

Lien granted by GlobalNet, Inc. in favor of Cisco Systems Capital Corporation, evidenced by the UCC-1 Financing Statement No. 144414 filed with the New York Secretary of State on August 2, 2001.

GlobalNet International, Inc.

Lien granted by GlobalNet, International, Inc. in favor of General Electric Capital Corporation, evidenced by the UCC-1 Financing Statement No. 20062517, filed with the Delaware Secretary of State on November 28, 2001.

Lien granted by GlobalNet, International, Inc. in favor of General Electric Capital Corporation, evidenced by the UCC-1 Financing Statement No. 20034391, filed with the Delaware Secretary of State on November 30, 2001.

Lien granted by GlobalNet, International, Inc. in favor of ABB Structured Finance (Americas) Inc., evidenced by the UCC-1 Financing Statement No. 20096119, filed with the Delaware Secretary of State on December 5, 2001.

Jaycor, Inc.

Lien granted by Jaycor, Inc. in favor of Wells Fargo Bank, NA, evidenced by the UCC-1 Financing Statement No. 88-11370, filed in Fairfax County, Virginia on October 28, 1988, continued on July 13, 1998.

Lien granted by Jaycor, Inc. in favor of New England Capital Corp., evidenced by the UCC-1 Financing Statement No. 97-5432, filed in Fairfax County, Virginia May 28, 1997.

Lien granted by Jaycor, Inc. in favor of The CIT Group/Equipment Financing, Inc., evidenced by the UCC-1 Financing Statement No. 922066405, filed with the Colorado Secretary of State on September 14, 1992, continued on December 31, 1997.

Lien granted by Jaycor, Inc. in favor of The CIT Group/Equipment Financing, Inc., evidenced by the UCC-1 Financing Statement No. 922068112, filed with the Colorado Secretary of State on September 21, 1992, continued on March 18, 1993.

Lien granted by Jaycor, Inc. in favor of The CIT Group/Equipment Financing, Inc., evidenced by the UCC-1 Financing Statement No. 932020624, filed with the Colorado Secretary of State on March 18, 1993, continued on December 31, 1997

Lien granted by Jaycor, Inc. in favor of Metlife Capital Corporation, evidenced by the UCC-1 Financing Statement No. 942002476, filed with the Colorado Secretary of State on January 10, 1994.

Lien granted by Jaycor, Inc. in favor of Lyon Credit Corporation (as assigned to.United Bank), evidenced by the UCC-1 Financing Statement No. 19982007745, filed with the Colorado Secretary of State on February 3, 1998.

Lien granted by Jaycor, Inc. in favor of Metlife Capital Corporation, evidenced by the UCC-1 Financing Statement No. 19982017566, filed with the Colorado Secretary of State on March 16, 1998.

Lien granted by Jaycor, Inc. in favor of Metlife Capital Corporation, evidenced by the UCC-1 Financing Statement No. 1994000233, filed with the California Secretary of State on January 4, 1994, continued on December 17, 1998.

Lien granted by Jaycor, Inc. in favor of New England Capital Corporation, evidenced by the UCC-1 Financing Statement No. 199714860661, filed with the California Secretary of State on May 22, 1997.

Lien granted by Jaycor, Inc. in favor of Sun Microsystems Finance, Inc., evidenced by the UCC-1 Financing Statement No. 199801260390, filed with the California Secretary of State on January 8, 1998.

Lien granted by Jaycor, Inc. in favor of Lyon Credit Corporation (as assigned to Hudson United Bank), evidenced by the UCC-1 Financing Statement No. 199804060505, filed with the California Secretary of State on February 2, 1998.

Lien granted by Jaycor, Inc. in favor of Sun Microsystems Finance, Inc., evidenced by the UCC-1 Financing Statement No. 1999818960568, filed with the California Secretary of State on July 7, 1998.

Lien granted by Jaycor, Inc. in favor of Metlife Capital Corporation, evidenced by the UCC-1 Financing Statement No. B 94-00886 FS, filed with the Alabama Secretary of State on January 10, 1994, continued on December 29, 1998.

Lien granted by Jaycor, Inc. in favor of Metlife Capital Corporation, evidenced by the UCC-1 Financing Statement No. 9401107723, filed with the Virginia Secretary of State on January 10, 1994, continued on December 17, 1998.

Lien granted by Jaycor, Inc. in favor of New England Capital Corporation, evidenced by the UCC-1 Financing Statement No. 9705227054, filed with the Virginia Secretary of State on May 22, 1997.

Lien granted by Jaycor, Inc. in favor of Metlife Capital Corporation, evidenced by the UCC-1 Financing Statement No. 9707167833, filed with the Virginia Secretary of State on July 16, 1997.

Lien granted by Jaycor, Inc. in favor of Metlife Capital Corporation, evidenced by the UCC-1 Financing Statement No. 940110073, filed with the New Mexico Secretary of State on January 10, 1994, continued on December 17, 1998.

Lien granted by Jaycor, Inc. in favor of Lyon Credit Corporation (as assigned to Hudson United Bank), evidenced by the UCC-1 Financing Statement No. 980204028, filed with the New Mexico Secretary of State on February 4, 1998.

J.B. Systems, Inc.

Lien granted by J.B. Systems, Inc. in favor of Colonial Pacific Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 9729660360 filed with the California Secretary of State on October 20, 1997.

Lien granted by J.B. Systems, Inc. in favor of Colonial Pacific Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 9731760141 filed with the California Secretary of State on November 7, 1997.

Lien granted by J.B. Systems, Inc. in favor of Green Tree Vendor Services Corporation (as assigned to Wells Fargo Bank), evidenced by the UCC-1 Financing Statement No. 9829660959 filed with the California Secretary of State on October 16, 1998.

Lien granted by J.B. Systems, Inc. in favor of Newcourt Communications Finance Corporation, evidenced by the UCC-1 Financing Statement No. 9832860835 filed with the California Secretary of State on November 24, 1998.

Lien granted by J.B. Systems, Inc. in favor of AT&T Capital Leasing Services, Inc., evidenced by the UCC-1 Financing Statement No. 9834860580 filed with the California Secretary of State on December 10, 1998.

Lien granted by J.B. Systems, Inc. in favor of Pacifica Capital, evidenced by the UCC-1 Financing Statement No. 9907660871 filed with the California Secretary of State on March 8, 1999.

Lien granted by J.B. Systems, Inc. in favor of Tokai Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 9910260451 filed with the California Secretary of State on April 2, 1999.

Lien granted by J.B. Systems, Inc. in favor of Textron Financial Corporation, evidenced by the UCC-1 Financing Statement No. 200022960384 filed with the California Secretary of State on August 14, 2000.

LinCom Corporation

Lien granted by LinCom Corporation in favor of Sun Microsystems Finance, evidenced by the UCC-1 Financing Statement No. 9925660627 filed with the California Secretary of State on September 8, 1999.

Lien granted by LinCom Corporation in favor of Sun Microsystems Finance, evidenced by the UCC-1 Financing Statement No. 9927360920 filed with the California Secretary of State on September 27, 1999.

Microlithics Corporation

Lien granted by Microlithics Corporation in favor of Imperial Business Credit, Inc. evidenced by the UCC-1 Financing Statement No. 9729560524 filed with the California Secretary of State on October 17, 1997.

Lien granted by Microlithics Corporation in favor of Colonial Pacific evidenced by the UCC-1 Financing Statement No. 9735260695 filed with the California Secretary of State on December 12, 1997.

Lien granted by Microlithics Corporation in favor of Copelco Capital, Inc. evidenced by the UCC-1 Financing Statement No. 952032997 filed with the Colorado Secretary of State on May 1, 1995, continued on December 9, 1997.

Lien granted by Microlithics Corporation in favor of Copelco Capital, Inc. evidenced by the UCC-1 Financing Statement No. 952034484 filed with the Colorado Secretary of State on May 5, 1995, continued on December 9, 1997.

Lien granted by Microlithics Corporation in favor of Copelco Capital, Inc. evidenced by the UCC-1 Financing Statement No. 952039468 filed with the Colorado Secretary of State on May 23, 1995, continued on December 9, 1997.

Lien granted by Microlithics Corporation in favor of Copelco Capital, Inc. evidenced by the UCC-1 Financing Statement No. 952054160 filed with the Colorado Secretary of State on July 20, 1995, continued on December 9, 1997.

Lien granted by Microlithics Corporation in favor of Copelco Capital, Inc. evidenced by the UCC-1 Financing Statement No. 952055998 filed with the Colorado Secretary of State on July 27, 1995, continued on December 9, 1997.

Lien granted by Microlithics Corporation in favor of The CIT Group/Equipment Financing, Inc. evidenced by the UCC-1 Financing Statement No. 952078929 filed with the Colorado Secretary of State on October 24, 1995, continued on December 31, 1997.

Lien granted by Microlithics Corporation in favor of Imperial Business Credit, Inc. evidenced by the UCC-1 Financing Statement No. 962011984 filed with the Colorado Secretary of State on February 14, 1996, continued on December 31, 1997.

Lien granted by Microlithics Corporation in favor of Imperial Business Credit, Inc. evidenced by the UCC-1 Financing Statement No. 962012452 filed with the Colorado Secretary of State on February 15, 1996, continued on December 31, 1997.

Lien granted by Microlithics Corporation in favor of Wyle Electronics evidenced by the UCC-1 Financing Statement No. 962045609 filed with the Colorado Secretary of State on June 13, 1996, continued on April 4, 1997 and December 17, 1997

Lien granted by Microlithics Corporation in favor of Imperial Business Credit, Inc. evidenced by the UCC-1 Financing Statement No. 19972043155 filed with the Colorado Secretary of State on May 28, 1997.

Lien granted by Microlithics Corporation in favor of Imperial Business Credit, Inc. evidenced by the UCC-1 Financing Statement No. 19972103932 filed with the Colorado Secretary of State on November 20, 1997.

Lien granted by Microlithics Corporation in favor of Conrad & Associates evidenced by the UCC-1 Financing Statement No. 19972105839 filed with the Colorado Secretary of State on November 25, 1997.

Lien granted by Microlithics Corporation in favor of Conrad & Associates evidenced by the UCC-1 Financing Statement No. 19972105840 filed with the Colorado Secretary of State on November 25, 1997.

Lien granted by Microlithics Corporation in favor of Conrad & Associates evidenced by the UCC-1 Financing Statement No. 19972105841 filed with the Colorado Secretary of State on November 25, 1997.

Lien granted by Microlithics Corporation in favor of Colonial Pacific Leasing evidenced by the UCC-1 Financing Statement No. 19972109347 filed with the Colorado Secretary of State on December 5, 1997.

Lien granted by Microlithics Corporation in favor of The CIT Group/Equipment Financing, Inc. evidenced by the UCC-1 Financing Statement No. 19982002251 filed with the Colorado Secretary of State on January 8, 1998.

MJR Associates, Inc.

Lien granted by MJR Associates, Inc. in favor of Fleet Bank of New York, N.A., evidenced by the UCC-1 Financing Statement No. 199093 filed with the New York Secretary of State on September 22, 1992, continued on May 27, 1997.

Lien granted by MJR Associates, Inc. in favor of M&T Real Estate, Inc., evidenced by the UCC-1 Financing Statement No. 152009 filed with the New York Secretary of State on July 15, 1998.

Lien granted by MJR Associates, Inc. in favor of M&T Real Estate, Inc., evidenced by the UCC-1 Financing Statement No. 152015 filed with the New York Secretary of State on July 15, 1998.

Nations, Inc.

State Tax Lien in the amount of $1,893.10 against Nations, Inc., evidenced by filing no. 200031160049 filed with the California Secretary of State on October 26, 2000.

Judgement Lien in the amount of $161,254.05 against Nations, Inc. in favor of plaintiff: M.C. Far East International, Inc., a California coporation, evidenced by filing no. 9803460362 filed with the California Secretary of State on January 28, 1998.

Program Support Associates, Inc.

Lien granted by Program Support Associates, Inc. in favor of Wachovia Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 9922660552 filed with the California Secretary of State on August 2, 1999.

Lien granted by Program Support Associates, Inc. in favor of Wachovia Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 200001460483 filed with the California Secretary of State on January 12, 2000.

Lien granted by Program Support Associates, Inc. in favor of Wachovia Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 99-601147 filed in San Diego County, California on August 31, 1999.

Lien granted by Program Support Associates, Inc. in favor of Wachovia Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 00-027693 filed with in San Diego County, California on January 19, 2000.

Lien granted by Program Support Associates, Inc. in favor of First Sierra Financial, Inc., evidenced by the UCC-1 Financing Statement No. 9801267077 filed with the Virginia Secretary of State on January 26, 1998.

Lien granted by Program Support Associates, Inc. in favor of Bankwest Capital Corporation, evidenced by the UCC-1 Financing Statement No. 9901207091 filed with the Virginia Secretary of State on January 20, 1999.

Lien granted by Program Support Associates, Inc. in favor of Wachovia Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 9908047206 filed with the Virginia Secretary of State on August 4, 1999.

Lien granted by Program Support Associates, Inc. in favor of Wachovia Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 0001197814 filed with the Virginia Secretary of State on January 19, 2000.

Lien granted by Program Support Associates, Inc. in favor of Wachovia Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 62129 filed in Arlington County, Virginia on January 18, 2000.

Lien granted by Program Support Associates, Inc. in favor of Wachovia Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 62130 filed in Arlington County, Virginia on January 18, 2000.

Pulse Engineering, Inc.

Lien granted by Pulse Engineering, Inc. in favor of Advanta Business Services Corp., evidenced by the UCC-1 Financing Statement No. 9712961170 filed with the California Secretary of State on May 7, 1997.

Lien granted by Pulse Engineering, Inc. in favor of Mellon First United Leasing, evidenced by the UCC-1 Financing Statement No. 9912061017 filed with the California Secretary of State on April 22, 1999.

Lien granted by Pulse Engineering, Inc. in favor of Minolta Business Systems, evidenced by the UCC-1 Financing Statement No. 9914160052 filed with the California Secretary of State on May 19, 1999.

Lien granted by Pulse Engineering, Inc. in favor of Minolta Business Systems, evidenced by the UCC-1 Financing Statement No. 200120160542 filed with the California Secretary of State on July 19, 2001.

Lien granted by Pulse Engineering, Inc. in favor of Telogy Inc., evidenced by the UCC-1 Financing Statement No. 0000000143368396 filed with the Maryland Secretary of State on December 2, 1994.

Lien granted by Pulse Engineering, Inc. in favor of Inter-Tel Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 0000000150588003 filed with the Maryland Secretary of State on February 24, 1995.

Lien granted by Pulse Engineering, Inc. in favor of Copelco Capital, Inc., evidenced by the UCC-1 Financing Statement No. 0000000152797470 filed with the Maryland Secretary of State on October 6, 1995.

Lien granted by Pulse Engineering, Inc. in favor of Copelco Capital, Inc., evidenced by the UCC-1 Financing Statement No. 0000000181013635 filed with the Maryland Secretary of State on July 19, 1999.

Research Planning, Inc.

State Tax Lien in the amount of $206,704 against Research Planning, Inc., evidenced by filing no. 200014760557 filed with the California Secretary of State on May 22, 2000.

State Tax Lien in the amount of $18,784 against Research Planning, Inc., evidenced by filing no. 200014760565 filed with the California Secretary of State on May 22, 2000.

Lien granted by Research Planning, Inc. in favor of OCE-USA, evidenced by the UCC-1 Financing Statement No. 9705287817 filed with the Virginia Secretary of State on May 28, 1997.

Lien granted by Research Planning, Inc. in favor of Dell Financial Services, LP, evidenced by the UCC-1 Financing Statement No. 9905287104 filed with the Virginia Secretary of State on May 28, 1999.

Lien granted by Research Planning, Inc. in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 9908167414 filed with the Virginia Secretary of State on August 16, 1999.

Lien granted by Research Planning, Inc. in favor of OCE-USA, evidenced by the UCC-1 Financing Statement No. 97-5656 filed in Fairfax County, Virginia on June 3, 1997.

Lien granted by Research Planning, Inc. in favor of Dell Financial Services, LP, evidenced by the UCC-1 Financing Statement No. 99-5874 filed in Fairfax County, Virginia on May 28, 1999.

Lien granted by Research Planning, Inc. in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 99-10889 filed in Fairfax County, Virginia on October 5, 1999.

Titan Systems Corporation

Lien granted by Titan Systems Corporation in favor of Court Square Leasing Corporation, evidenced by the UCC-1 Financing Statement No. 20614176 filed with the Delaware Secretary of State on February 15, 2002.

Lien granted by Titan Systems Corporation in favor of Heller Financial Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 0010267848, filed with the Virginia Secretary of State on October 26, 2000.

Lien granted by Titan Systems Corporation in favor of Manufacturer and Dealer Services LLC, evidenced by the UCC-1 Financing Statement No. 0106017184, filed with the Virginia Secretary of State on June 1, 2001.

Lien granted by Titan Systems Corporation in favor of Heller Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 00-11195, filed in Fairfax County, Virginia on October 20, 2000.

Lien granted by Titan Systems Corporation in favor of BCL Capital, evidenced by the UCC-1 Financing Statement No. 200100114616, filed with the Florida Secretary of State on May 24, 2001.

Lien granted by Titan Systems Corporation (as successor in interest to Integrated Systems Control, Inc.) in favor of Amplicon, Inc. (as assigned to The CIT Group), evidenced by the UCC-1 Financing Statement No. 199710660671 filed with the California Secretary of State on April 15, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Integrated Systems Control, Inc.) in favor of Global Imaging Systems, evidenced by the UCC-1 Financing Statement No. 9805217167 filed with the Virginia Secretary of State on May 21, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Integrated Systems Control, Inc.) in favor of Global Imaging Systems, Inc., evidenced by the UCC-1 Financing Statement No. 98-1760, filed in Fairfax County, Virginia on May 22, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to RF Microsystems, Inc.) in favor of Minolta Business Systems, evidenced by the UCC-1 Financing Statement No. 9821760654 filed with the California Secretary of State on August 3, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to RF Microsystems, Inc.) in favor of Crocker Capital, evidenced by the UCC-1 Financing Statement No. 9829660242, filed with the California Secretary of State on October 16, 1998, as assigned to Fidelity Leasing Group, as evidenced by the UCC-1 Financing Statement No. 99102C0467, filed with the California Secretary of State on April 5, 1999, as further assigned to Charter Financial, Inc., as evidenced by the UCC-1 Financing Statement No. 991970051, filed with the California Secretary of State on July 9, 1999.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 9728360580 filed with the California Secretary of State on October 7, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 9728360598 filed with the California Secretary of State on October 7, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 9802760059 filed with the California Secretary of State on January 21, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 9815260170 filed with the California Secretary of State on May 29, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 9817660322 filed with the California Secretary of State on June 24, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Amplicon, Inc. (as assigned to The CIT Group), evidenced by the UCC-1 Financing Statement No. 9911960909 filed with the California Secretary of State on April 28, 1999.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 1997-0550968 filed in San Diego County, California on November 3, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 1997-0618640 filed in San Diego County, California on December 8, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 1795689 filed with the New Jersey Secretary of State on October 14, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 1796748 filed with the New Jersey Secretary of State on October 22, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 1814607 filed with the New Jersey Secretary of State on February 2, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 1828873 filed with the New Jersey Secretary of State on April 9, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 1840242 filed with the New Jersey Secretary of State on May 29, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 1840323 filed with the New Jersey Secretary of State on May 29, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 1845809 filed with the New Jersey Secretary of State on June 24, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 1845957 filed with the New Jersey Secretary of State on June 24, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 1845966 filed with the New Jersey Secretary of State on June 24, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 1863090 filed with the New Jersey Secretary of State on September 25, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of The CIT Group/Equipment Financing, Inc., evidenced by the UCC-1 Financing Statement No. 1903677 filed with the New Jersey Secretary of State on April 27, 1999.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 1911778 filed with the New Jersey Secretary of State on June 11, 1999.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 2059275 filed with the New Jersey Secretary of State on August 13, 2001.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 20897314 filed with the New Jersey Secretary of State on February 27, 2002.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc. evidenced by the UCC-1 Financing Statement No. 9710087056, filed with the Virginia Secretary of State on October 8, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates New Jersey National Bank, evidenced by the UCC-1 Financing Statement No. 9801077161, filed with the Virginia Secretary of State on January 7, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 9801237073, filed with the Virginia Secretary of State on January 23, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 9801237074, filed with the Virginia Secretary of State on January 23, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 9806197831, filed with the Virginia Secretary of State on June 19, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of The CIT Group/Equipment Financing, evidenced by the UCC-1 Financing Statement No. 9905047802, filed with the Virginia Secretary of State on May 4, 1999.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates New Jersey National Bank, evidenced by the UCC-1 Financing Statement No. 133018126, filed with the Maryland Secretary of State on October 26, 1993.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates New Jersey National Bank, evidenced by the UCC-1 Financing Statement No. 133308159, filed with the Maryland Secretary of State on November 26, 1993.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 172768053, filed with the Maryland Secretary of State on October 3, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 172768056, filed with the Maryland Secretary of State on October 3, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 180337313, filed with the Maryland Secretary of State on February 2, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 180337315, filed with the Maryland Secretary of State on February 2, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 39100000009089, filed with the Maryland Secretary of State on June 1, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 39100000009090, filed with the Maryland Secretary of State on June 1, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 39100000009783, filed with the Maryland Secretary of State on June 1, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 39100000013083, filed with the Maryland Secretary of State on June 23, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of The CIT Group/Equipment Financing, Inc., evidenced by the UCC-1 Financing Statement No. 181005685, filed with the Maryland Secretary of State on May 10, 1999.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 28060024, filed with the Pennsylvania Secretary of State on October 2, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 28460445, filed with the Pennsylvania Secretary of State on January 20, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 28510119, filed with the Pennsylvania Secretary of State on February 2, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 28931425, filed with the Pennsylvania Secretary of State on May 14, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 28981713, filed with the Pennsylvania Secretary of State on May 29, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 29080870, filed with the Pennsylvania Secretary of State on June 24, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 29631594, filed with the Pennsylvania Secretary of State on November 30, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of The CIT Group/Equipment Financing, Inc., evidenced by the UCC-1 Financing Statement No. 30191332, filed with the Pennsylvania Secretary of State on April 27, 1999.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 33841578, filed with the Pennsylvania Secretary of State on April 20, 2001.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 33871111, filed with the Pennsylvania Secretary of State on April  27, 2001.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 97-6305, filed in Bucks County, Pennsylvania on October 3, 1997.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Corestates Leasing, Inc., evidenced by the UCC-1 Financing Statement No. 98-60219, filed in Bucks County, Pennsylvania on January 20, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 98-60451, filed in Bucks County, Pennsylvania on February 4, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 98-62505, filed in Bucks County, Pennsylvania on May 20, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 98-62653, filed in Bucks County, Pennsylvania on June  3, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Princeton Credit Corporation, evidenced by the UCC-1 Financing Statement No. 98-62988, filed in Bucks County, Pennsylvania on June 3, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 98-64887, filed in Bucks County, Pennsylvania on December 1, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of The CIT Group/Equipment Financing, Inc., evidenced by the UCC-1 Financing Statement No. 99-61844, filed in Bucks County, Pennsylvania on May 26, 1999.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 01-61289, filed in Bucks County, Pennsylvania on April 23, 2001.

Lien granted by Titan Systems Corporation (as successor in interest to Semcor, Inc.) in favor of Canon Financial Services, Inc., evidenced by the UCC-1 Financing Statement No. 01-61370, filed in Bucks County, Pennsylvania on April 30, 2001.

Lien granted by Titan Systems Corporation (as successor in interest to AverStar, Inc.) in favor of Breakthrough Funding LLP (as assigned to FPC Funding II LLC), evidenced by the UCC-1 Financing Statement No. 581716, filed with the Massachusetts Secretary of State on October 5, 1998.

Lien granted by Titan Systems Corporation (as successor in interest to Horizons Technology, Inc.) in favor of Advanta Bank Corporation, evidenced by the UCC-1 Financing Statement No. 589009, filed with the Massachusetts Secretary of State on November 6, 1998.

Unidyne Corporation

Lien granted by Unidyne Corporation in favor of First Sierra Financial, Inc., evidenced by the UCC-1 Financing Statement No. 98-1484 filed in Norfolk Independent City, Virginia on August 26, 1998.

VisiCom Laboratories, Inc.

Lien granted by Visicom Laboratories, Inc. in favor of Imperial Business Credit, Inc. evidenced by the UCC-1 Financing Statement No. 9713360962 filed with the California Secretary of State on May 9, 1997.

Lien granted by Visicom Laboratories, Inc. in favor of Imperial Business Credit, Inc. evidenced by the UCC-1 Financing Statement No. 9718860133 filed with the California Secretary of State on July 2, 1997.

Lien granted by Visicom Laboratories, Inc. in favor of CMC Lease, Inc. (as assigned to Prime Leasing, Inc. and assigned to Bankers Trust Company, as custodian), evidenced by the UCC-1 Financing Statement No. 9726661003 filed with the California Secretary of State on September 19, 1997.

Lien granted by Visicom Laboratories, Inc. in favor of Imperial Business Credit, Inc. evidenced by the UCC-1 Financing Statement No. 9729560524 filed with the California Secretary of State on October 17, 1997.

Lien granted by Visicom Laboratories, Inc. in favor of Scripps Bank, evidenced by the UCC-1 Financing Statement No. 9729660795 filed with the California Secretary of State on October 20, 1997.

Lien granted by Visicom Laboratories, Inc. in favor of The CIT Group/Equipment Financing, Inc., evidenced by the UCC-1 Financing Statement No. 9731861002 filed with the California Secretary of State on November 12, 1997.

Lien granted by Visicom Laboratories, Inc. in favor of Colonial Pacific, evidenced by the UCC-1 Financing Statement No. 9732860447 filed with the California Secretary of State on November 20, 1997.

Lien granted by Visicom Laboratories, Inc. in favor of Colonial Pacific, evidenced by the UCC-1 Financing Statement No. 9735260695 filed with the California Secretary of State on December 12, 1997.

Lien granted by Visicom Laboratories, Inc. in favor of Crocker Capital (as assigned to The CIT Group/Equipment Financing, Inc.), evidenced by the UCC-1 Financing Statement No. 9800960714 filed with the California Secretary of State on January 6, 1998.

Lien granted by Visicom Laboratories, Inc. in favor of Padco Lease Corp., evidenced by the UCC-1 Financing Statement No. 9808460438 filed with the California Secretary of State on March 24, 1998.

Lien granted by Visicom Laboratories, Inc. in favor of Padco Lease Corp., evidenced by the UCC-1 Financing Statement No. 9808460443 filed with the California Secretary of State on March 24, 1998.

Lien granted by Visicom Laboratories, Inc. in favor of Padco Lease Corp., evidenced by the UCC-1 Financing Statement No. 9809860661 filed with the California Secretary of State on April 7, 1998.

Lien granted by Visicom Laboratories, Inc. in favor of Padco Lease Corp., evidenced by the UCC-1 Financing Statement No. 9811160247 filed with the California Secretary of State on April 17, 1998.

Lien granted by Visicom Laboratories, Inc. in favor of Padco Lease Corp., evidenced by the UCC-1 Financing Statement No. 9814760506 filed with the California Secretary of State on May 26, 1998.

Lien granted by Visicom Laboratories, Inc. in favor of Antares Group, Inc. evidenced by the UCC-1 Financing Statement No. 93153532 filed with the California Secretary of State on July 28, 1993, continued June 17, 1998.

Lien granted by Visicom Laboratories, Inc. in favor of Newcourt Communications Finance Corporation, evidenced by the UCC-1 Financing Statement No. 9911360014 filed with the California Secretary of State on April 21, 1999.

ITEM 8.5:  Investments

The Borrower’s Investments under the Preferred Securities Guarantee Agreement, dated as of February 9, 2000, between the Borrower and Wilmington Trust Company, as guarantee trustee.  See Item 8.2.

The Borrower’s Investments under the Common Securities Guarantee Agreement, dated as of February 9, 2000, delivered by the Borrower for the benefit of the holders of the common securities of Titan Capital Trust.

The Borrower’s Investment in Titan Capital Trust of $7,732,000.

Investments in the following entities:

Entity	Amount of Investment
Terrastar	$14,000
Soliance Joint Venture	$5,087,510
Hawaii Pride Loan Guaranty	$1,282,157
Titan Africa Benin (50/50 GSM)	$800,000
Terion (Flashcomm)	$1,600,000
Hamilton Technology Ventures	$1,000,000
Satellite Terminal Access	$681,127
Afripa Group	$49,998,027
E-celerator	$2,146,000
E-tenna	8,422,000
Gateway Systems	$8,026,447
Contech Media	$358,209
Wavestream Wireless Technology	$500,000
Transversal	$4,839,843
Telemobile	$660,000
SureBeam	$3,000,000
Ghana and Cameroon Partners	$23,232
Stock Option Relinquishment Plan	$5,661,000
LA, Chicago & Sioux City SureBeam Leases	$23,135,280

Titan Capital Trust’s Investment in the Debentures

ITEM 8.8:  Warrants and Options

Warrants issued to Cloverleaf Cold Storage Co. to acquire 600,000 shares of Titan Scan Technologies Corporation stock.

Warrants issued to Hydrick & Struggles to acquire 5,000 shares of The Titan Corporation stock.

Warrants issued to Batchelder & Partners, Inc. to acquire 123,950 shares of Cayenta, Inc. stock.

Warrants issued to Batchelder & Partners, Inc. to acquire 371,850 shares of Cayenta, Inc. stock.

Warrants issued to Batchelder & Partners, Inc. to acquire 300,000 shares of LinCom Wireless stock.

Warrants issued to Batchelder & Partners, Inc. to acquire 100,000 shares of LinCom Wireless stock.

Warrants issued to Batchelder & Partners, Inc. to acquire 1 share of VisiCom Laboratories, Inc. stock.

Warrants issued to Batchelder & Partners, Inc. to acquire 0.33 shares of VisiCom Laboratories, Inc. stock.

Warrants issued to Batchelder & Partners, Inc. to acquire 1 share of AverCom Corporation stock.

Warrants issued to Batchelder & Partners, Inc. to acquire 0.33 shares of AverCom Corporation stock.

The Titan Corporation

Location Listing

Schedule I to

Borrower Security

Agreement

(Items A, B and C)

Division	Name	City	Address	Zip Code	Size (sq ft)	File UCC	Total Values	Incorp	Exec Office	A/R	Inventory & Equipment
Corporate	The Titan Corporation	San Diego	3033 Science Park Road	92121	161,119	X	1,850,000	Delaware	X	X	X
Applied Tech. Systems Engineering	The Titan Corp	Huntsville	1525 Perimeter Parkway NW, Suite 125	35806	4,123		150,000
Applied Tech./TRT	The Titan Corp	Chatsworth	9410 Topanga Canyon Blvd., Suite 104	91311	8,344		360,000
CEG/ACS	The Titan Corp	El Cajon	1400 N. Johnson Ave. Suite 101	92020	7,840		75,000
CEG/ACS	The Titan Corp	El Segundo	360 North Sepulveda Blvd	90245	1,611		46,000
CEG/ACS	The Titan Corp	Gautier	604 Del La Point Drive	39553	1,000		18,000
CEG/ACS	The Titan Corp	San Diego	1550 Hotel Circle North Suite 200	92108	25,761		630,000			X	X
CEG/ACS	The Titan Corp	San Diego	2243 San Diego Ave. Suite 200	92110	6,000		587,000				X
CEG/ACS	The Titan Corp	San Diego	2245 & 2247 San Diego Ave.,	92110	3,000		—
CEG/ACS	The Titan Corp	San Diego	4250 Pacific Highway Suite 217	92110	20,500		575,000				X
CEG/ACS	The Titan Corp	Colorado Springs	1250 Academy Park Loop	80910	1,483		76,000
Enterprise/National Solutions	The Titan Corp	Washington	600 Maryland Avenue SW		3,671		150,000
CEG/ACS	The Titan Corp	Fort Walton Beach	212 Eglin Parkway SE		1,435		35,000
Applied Tech.	The Titan Corp	Hanover	1344 Ashton Road	21076	4,755		300,000
Applied Tech.	The Titan Corp	Hanover	2701 Phoenix Road	20701	29,741		2,550,000				X
CEG/ACS	The Titan Corp	Lexington Park	21795-E North Shangri-La Drive		2,054		20,000
Applied Tech/TRT	The Titan Corp	Princeton	50 Washington Road	8543	11,990		500,000				X
CEG/ACS	The Titan Corp	N. Charleston	2457 West Aviation Ave.	27406	8,112		585,000				X
CEG/ACS	The Titan Corp	Nashville	2525 Perimeter Place Drive		3,111		45,000
CEG/ACS	The Titan Corp	Arlington	2611 Jefferson Davis Highway Ste 1001	22202			530,000				X
CEG/ACS	The Titan Corp	Chesapeake	825 Greenbrier Circle Suite R	23320	51,846		1,445,000			X	X
CEG/ACS	The Titan Corp	King George	4483 James Madison Pkwy.		1,377		70,000
Applied Tech/Sys Eng	The Titan Corp	Reston	1900 Campus Commons Drive		53,534		195,000			X
Applied Tech./Sys Integ	The Titan Corp	Reston	1900 Campus Commons Drive				—			X
Applied Tech/TRT	The Titan Corp	Reston	1900 Campus Commons Drive				—			X
Enterprise/National Solutions	The Titan Corp	Reston	1900 Campus Commons Drive, Suite 400	20191	6,869		2,450,000			X	X